                                                                    Exhibit 10.8


December 19, 2001


Mr. Edward Kaplan

Re:  Silver Diner Stock Options
     --------------------------

Dear Mr. Kaplan:

         You are the holder of options (the "Existing Stock Options") to purchase shares of common stock of Silver Diner, Inc. (the "Company") as set forth in Exhibit A attached hereto. The exercise price or prices of your Existing Stock Options are higher than the current market value of the Company's common stock. To address this issue, the Company and you have agreed to the following:

         1. You will surrender those of your Existing Stock Options as you shall indicate by writing "yes" in the box(es) provided in the right hand column of the table on Exhibit A attached hereto.

         2. In exchange for such cancellation, the Company agrees to grant to you, on July 31, 2002, provided you are then associated with the Company, new options to purchase the Company's common stock (the "New Stock Options"). The New Stock Options will (i) be for the same number of shares of stock as Existing Stock Options that you surrender for cancellation, (ii) vest on the same dates as the Existing Stock Options that you surrender for cancellation, and (iii) be exercisable at a price equal to the market value of the Company's common stock on July 31, 2002.

         I am pleased that the Company has been able to work out this arrangement with you. Please sign below to confirm our agreement.

                                          Sincerely,



                                          /s/ Robert T. Giaimo
                                          -----------------------------------
                                          Robert T. Giaimo, President

         The undersigned hereby agrees that the Existing Stock Options held by the undersigned, as indicated on Exhibit A by the undersigned, are hereby surrendered for cancellation.

         The undersigned further agrees to accept the New Stock Options to be granted on July 31, 2002, and to be bound by the terms of the New Stock Option Agreement which the Company will sign and deliver to you promptly after July 31, 2002. The New Stock Option Agreement will be in the form attached hereto as Exhibit B, with the blanks filled in for the date, the number of shares covered, the exercise price, and the exercise dates.

         Please sign below and complete Exhibit A and return this letter together with Exhibit A to Mr. Noland Montgomery via fax at 202-857-6395, with the original to follow by mail to the address below, on or before December 28, 2001:

         Mr. Noland Montgomery
         C/o Arent Fox
         1050 Connecticut Avenue, N.W.
         Washington, D.C.  20036-5339

/s/ Edward Kaplan
--------------------------------------------
[SIGNATURE OF OPTION HOLDER]

Edward Kaplan
--------------------------------------------
[PRINT NAME OF OPTION HOLDER]

                                                                       Exhibit A
                                                                       ---------

                                  Edward Kaplan

                  1996 Non-Employee Director Stock Option Plan

-----------------------------------------------------------------------------------------------------------------------
        Shares                                                                                      Write "yes" or
      subject to                                                                                    "no" in each box
        option                                                                                      to indicate
   (all options are                                                                                 whether you wish
  non-qualified stock       Exercise           Vesting                              Expiration      to cancel the
      options)(*)             Price           Schedule          Grant Date             Date         options
-----------------------------------------------------------------------------------------------------------------------
4,000                    $1.00            Vested             06/18/99           06/17/09            YES
-----------------------------------------------------------------------------------------------------------------------
4,000                    $0.844           06/16/01           06/16/00           06/15/10            YES
-----------------------------------------------------------------------------------------------------------------------
4,000                    $0.40            06/15/02           06/15/01           06/14/11            YES
-----------------------------------------------------------------------------------------------------------------------

(*) Does not include options exercisable for an aggregate of 2,000 shares which expire prior to July 31, 2002. New options in replacement of the above options for 12,000 shares would be issued under the 1996 Stock Option Plan.

               Second Amended and Restated 1991 Stock Option Plan

-----------------------------------------------------------------------------------------------------------------------
        Shares                                                                                      Write "yes" or
      subject to                                                                                    "no" in each box
        option                                                                                      to indicate
   (all options are                                                                                 whether you wish
  non-qualified stock       Exercise           Vesting                              Expiration      to cancel the
      options)(*)             Price           Schedule          Grant Date             Date         options
-----------------------------------------------------------------------------------------------------------------------
5,000.85                 $4.05            Vested             12/31/95           12/30/05            YES
-----------------------------------------------------------------------------------------------------------------------

(*) Any new options would be granted under the 1996 Stock Option Plan.

                                                                       Exhibit B



       (Exhibit B omitted from this Exhibit -- see Exhibit B to Exhibit 10.1 for form of Stock Option Plan Agreement)